Exhibit 99.1

FINTECH ACQUISTION CORP.

TABLE OF CONTENTS

Page

Report of Independent Registered Pubic Accounting Firm	1

Balance Sheet	2

Notes to the Balance Sheet	3 – 10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the

Board of Directors and Shareholders

of FinTech Acquisition Corp.

We have audited the accompanying balance sheet of FinTech Acquisition Corp. (the “Company”) as of February 19, 2015. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of FinTech Acquisition Corp. as of February 19, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum llp

Marcum llp

New York, NY

February 25, 2015

1

FINTECH ACQUISITION CORP.

BALANCE SHEET

As of February 19, 2015

ASSETS
Current assets
Cash and cash equivalents	$534,627
Total current assets	534,627
Other assets
Cash held in trust	100,000,000

Total assets	$100,534,627

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$66,881
Loan from sponsor	21,019
Deferred underwriting fee payable	5,000,000
Deferred legal fees payable	125,000
Total current liabilities	5,212,900

Commitments and Contingencies

Common stock subject to possible redemption, 9,032,172 shares at conversion value	90,321,720

Stockholders’ equity
Preferred stock, $0.001 par value, 5,000,000 shares authorized
none issued and outstanding	-
Common stock, $0.001 par value, 25,000,000 shares authorized; 5,201,161 shares
issued and outstanding (excluding 9,032,172 shares subject to possible redemption) (1)	5,201
Additional paid-in capital	5,030,169
Accumulated deficit	(35,363)
Total stockholders’ equity	5,000,007
Total liabilities and stockholders’ equity	$100,534,627

(1) Includes an aggregate of 500,000 shares subject to forfeiture by the initial stockholders to the extent that the underwriter's over-allotment option is not exercised in full. (Note 5)

2

FINTECH ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

FinTech Acquisition Corp. (the “Company”) is a blank check company incorporated in Delaware on November 1, 2013. The Company was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets that the Company has not yet identified (a “Business Combination”). The Company has neither engaged in any operations nor generated significant revenue to date.

The registration statement for the Company’s initial public offering (“Initial Public Offering”) was declared effective on February 12, 2015. The Company consummated the Initial Public Offering of 10,000,000 units (“Units”) at $10.00 per Unit on February 19, 2015, generating gross proceeds of $100,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 300,000 Units (the “placement units”) at a price of $10.00 per Unit in a private placement to FinTech Investor Holdings, LLC (the “Sponsor”) and Cantor Fitzgerald & Co., the underwriter for the Initial Public Offering (“Cantor Fitzgerald”), generating gross proceeds of $3,000,000, which is described in Note 4.

Transaction costs amounted to $7,668,160, inclusive of $2,000,000 of underwriting fees, $5,000,000 of deferred underwriting fees payable, and $668,160 of Initial Public Offering costs. As described in Note 6, the $5,000,000 deferred underwriting fee payable is contingent upon the consummation of a business combination within 18 months following the Initial Public Offering. As described in Note 6, payment of $50,000 of the deferred legal fees payable is also contingent upon the consummation of a business combination within 18 months following the Initial Public Offering. In addition, at February 19, 2015, $528,302 of cash was held outside of the Trust Account (as defined below) and was available for the payment of offering costs, repayment of loan from sponsor, and to fund operations.

Following the closing of the Initial Public Offering on February 19, 2015, an amount of $100,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the placement units was placed in a trust account (“Trust Account”) and will be invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 (the “1940 Act”) with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 of the 1940 Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds held in the Trust Account as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of its Initial Public Offering and placement units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The Company’s Units are listed on the Nasdaq Capital Market (“NASDAQ”). Pursuant to the NASDAQ listing rules, the Company’s Business Combination must be with a target business or businesses whose collective fair market value is equal to at least 80% of the balance in the Trust Account at the time of the execution of a definitive agreement for such Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company may not submit the proposed initial Business Combination for shareholder approval, unless required by law or stock exchange listing requirements. The Company expects to proceed with a Business Combination if it is approved by the board of directors. If the Company is required to seek shareholder approval in connection with its initial Business Combination, the Company will proceed with a Business Combination only if a majority of the outstanding shares are voted in favor of the Business Combination. In connection with such a vote, the Company will provide its stockholders with the opportunity to redeem their shares of its common stock upon the consummation of the initial Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account not previously released to the Company, divided by the number of then outstanding shares of common stock that were sold as part of the Units in the Initial Public Offering. These shares of common stock will be recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480 “Distinguishing Liabilities from Equity.” However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001, and in any event, the terms of any proposed Business Combination may require the Company’s net tangible assets to be greater than $5,000,001. The Company’s officers and directors, and the Sponsor, Daniel Cohen, Betsy Cohen, Frank Mastrangelo, James J. McEntee and DGC Family FinTech Trust (together the “Initial Shareholders”), have agreed, if the Company is required to seek shareholder approval of its Business Combination, to vote shares held by them in favor of approving a Business Combination.

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FINTECH ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

The Company has until 18 months from the closing of the Initial Public Offering (excluding any exercise of the over-allotment option for the Initial Public Offering) to consummate its initial Business Combination. If the Company is unable to consummate an initial Business Combination within the above period, the Company will (i) cease all operations except for the purposes of winding up of its affairs; (ii) distribute the aggregate amount then on deposit in the Trust Account, including any portion of the interest earned thereon which was not previously used for working capital or to pay dissolution expenses or taxes, pro rata to the public shareholders by way of redemption of the public shares (which redemption would completely extinguish such holders’ rights as shareholders, including the right to receive further liquidation distributions, if any); and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining shareholders, as part of its plan of dissolution and liquidation.

The Initial Shareholders and Cantor Fitzgerald have agreed to waive their redemption rights with respect to the Founder Shares (as defined in Note 5 below) and placement units (i) in connection with the consummation of a Business Combination, (ii) if the Company fails to consummate a Business Combination within 18 months from the consummation of the Initial Public Offering and (iii) upon the Company’s liquidation prior to the expiration of the 18 month period. The Initial Shareholders have also agreed to waive their redemption rights with respect to any public shares acquired in or after the Initial Public Offering in connection with a Business Combination. However, the Initial Shareholders will be entitled to redemption rights with respect to public shares if the Company fails to consummate a Business Combination or liquidates within 18 months from the consummation of the Initial Public Offering, and Cantor Fitzgerald will have the same redemption rights as a public stockholder with respect to any public shares it acquires in or after the Initial Public Offering. Cantor Fitzgerald has also agreed to waive its rights to its Initial Public Offering deferred underwriting commissions held in the Trust Account in the event the Company does not consummate a Business Combination within 18 months from the consummation of the Initial Public Offering and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the public shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the price per Unit in the Initial Public Offering. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The Company’s Chief Executive Officer has agreed that he will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for service rendered, contracted for or products sold to the Company. However, he may not be able to satisfy those obligations should they arise.

Notwithstanding the foregoing redemption rights, if the Company seeks stockholder approval of its initial Business Combination and it does not conduct redemptions in connection with its Business Combination pursuant to the tender offer rules, the Company’s amended and restated certificate of incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to any shares held in excess of an aggregate of 20.0% or more of the shares sold in the Initial Public Offering. However, there is no restriction on the Company’s stockholders’ ability to vote all of their shares for or against a Business Combination.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying balance sheet is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

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FINTECH ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. At February 19, 2015, the Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents.

Cash held in Trust Account

At February 19, 2015, the assets held in the Trust Account were held in cash.

Common stock subject to possible redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at February 19, 2015, the common stock subject to possible redemption in the amount of $90,321,720 (or 9,032,172 shares) is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Offering costs

Offering costs consist of legal fees and offering expenses incurred through the balance sheet date that are directly related to the Initial Public Offering. Offering costs amounting to $7,668,160 were charged to stockholders’ equity upon completion of the Initial Public Offering.

Income taxes

The Company complies with the accounting and reporting requirements of FASB ASC 740 “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

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FINTECH ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of February 19, 2015. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

The Company may be subject to potential examination by U.S. federal, U.S. state, U.S. city or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state, U.S. city and foreign tax laws. The Company files income tax returns with U.S. federal, Delaware, New York, and New York City jurisdictions. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The Company’s policy for recording interest and penalties associated with audit is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of February 19, 2015.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

Subsequent events

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date of the financial statements are filed for potential recognition or disclosure. Any material events that occur between the balance sheet date and filing date are disclosed as subsequent events, while the financial statements are adjusted to reflect any conditions that exist at the balance sheet date. Based upon this review, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the financial statements.

3.  INITIAL PUBLIC OFFERING

On February 19, 2015, the Company sold 10,000,000 Units in its Initial Public Offering. Cantor Fitzgerald has 45 days following the date the Registration Statement was declared effective, February 12, 2015, to purchase an additional 1,500,000 Units solely to cover over-allotments, if any. Each Unit consists of one share of the Company’s common stock, $0.001 par value (“Common Stock”), and one redeemable common stock purchase warrant (“Public Warrants”), as defined in Note 7. The Company has classified the warrants within permanent equity as additional paid-in capital in accordance with ASC 815-40 “Derivatives and Hedging.”

4.  PRIVATE PLACEMENT

Simultaneously with the consummation of the Initial Public Offering, the Sponsor and Cantor Fitzgerald purchased 300,000 placement units (200,000 placement units by the Sponsor and 100,000 placement units by Cantor Fitzgerald), each consisting of one share of Common Stock (each a “placement share”) and one warrant (each, a “placement warrant”) to purchase one share of Common Stock exercisable at $12.00, at a price of $10.00 per unit in a private placement. The total purchase price for the placement units was $3 million. There are no redemption rights or rights to liquidating distributions from the Trust Account with respect to the placement shares or warrants.

The placement units and their component securities are the same as the Units sold in the Initial Public Offering and their component securities except that they are not transferable, assignable or salable until 30 days after the consummation of the initial Business Combination, subject to certain limited exceptions, and the placement warrants are non-redeemable so long as they are held by the Sponsor, Cantor Fitzgerald, or their permitted transferees. If the placement warrants are held by someone other than the Sponsor, Cantor Fitzgerald, or their permitted transferees, the placement warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Units.

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FINTECH ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

5. RELATED PARTY TRANSACTIONS

Founder Shares

On November 1, 2013, the Company issued an aggregate of 112 shares of common stock to certain of the Initial Shareholders for an aggregate purchase price of $112; on July 2, 2014, the Company issued an aggregate of 3,916,555 shares of common stock to certain of the Initial Shareholders for an aggregate purchase price of $24,888; and, on January 12, 2015, the Company issued 16,666 shares of common stock to the Sponsor for an aggregate purchase price of $250 (collectively, the “Founder Shares”). If the underwriters do not exercise all or a portion of their overallotment option, the Initial Shareholders have agreed, pursuant to a written agreement with the Company, that they will forfeit up to an aggregate of 500,000 Founder Shares in proportion to the portion of the underwriters’ overallotment option that was not exercised.

The Founder Shares are identical to the shares of Common Stock included in the Units sold in the Initial Public Offering, except that (1) the Founder Shares are subject to certain transfer restrictions, as described in more detail below, and (2) the Initial Shareholders have waived their redemption rights with respect to their Founder Shares (i) in connection with the consummation of a Business Combination, (ii) if the Company fails to consummate a Business Combination within 18 months from the consummation of the Initial Public Offering and (iii) upon the Company’s liquidation prior to the expiration of the 18 month period. If the Company submits the initial Business Combination to the Company’s public shareholders for a vote, the Initial Shareholders have agreed to vote their Founder Shares, any public shares they hold, and in the case of the Sponsor, its placement shares, in favor of the initial Business Combination.

The Initial Shareholders have agreed not to transfer, assign or sell any of their Founder Shares (except to permitted transferees) until (i) with respect to 20% of such shares, upon consummation of the Company’s initial Business Combination, (ii) with respect to 20% of such shares, when the closing price of the Company’s Common Stock exceeds $12.00 for any 20 trading days within a 30-trading day period following the consummation of the initial Business Combination, (iii) with respect to 20% of such shares, when the closing price of the Company’s common stock exceeds $13.50 for any 20 trading days within a 30-trading day period following the consummation of the initial Business Combination, (iv) with respect to 20% of such shares, when the closing price of the Company’s common stock exceeds $15.00 for any 20 trading days within a 30-trading day period following the consummation of the initial Business Combination and (v) with respect to 20% of such shares, when the closing price of the Company’s Common Stock exceeds $17.00 for any 20 trading days within a 30-trading day period following the consummation of the initial Business Combination or earlier, in any case, if, following a Business Combination, the Company engages in a subsequent transaction (1) resulting in the Company’s shareholders having the right to exchange their shares for cash or other securities or (2) involving a consolidation, merger or other change in the majority of the Company’s board of directors or management team in which the company is the surviving entity.

The Initial Shareholders and holders of placement units are entitled to registration rights pursuant to a registration rights agreement entered into in connection with the Initial Public Offering. The Initial Shareholders, including the Sponsor, are entitled to demand registration rights and certain “piggy-back” registration rights with respect to their shares of Common Stock, and the Sponsor and Cantor Fitzgerald, as the holders of placement units, are entitled to such rights with respect to their placement warrants and the common shares underlying the warrants, commencing on the date such Common Stock or warrants are released from the transfer restrictions set forth in the previous paragraph. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Loan from Sponsor

In order to finance organizational costs and other costs relating to the Initial Public Offering, the Sponsor committed to loan the Company funds as may be required, to a maximum of $500,000. These loans were non-interest bearing, unsecured and payable on the earlier of March 31, 2015 or the consummation of the Initial Public Offering. From May 2014 to February 2015, the Sponsor paid various costs on behalf of the Company totaling $96,563. Additionally, Sponsor loaned the Company $19,750 in December 2014 to finance organizational costs. On February 19, 2015, the Sponsor was repaid $95,294 upon closing of the Initial Public Offering. At February 19, 2015, the balance outstanding was $21,019. The Company expects to repay such amount in the near-term.

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FINTECH ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor has committed to loan the Company funds as may be required, to a maximum of $750,000. If the Company consummates an initial Business Combination, the Company will repay such loaned amounts. If the Company does not consummate an initial Business Combination, the Company may use a portion of any working capital held outside the Trust Account to repay such loaned amounts; however, no proceeds from the Trust Account may be used for such repayment, other than interest income earned thereon. If such funds are insufficient to repay the full amount loaned, the unpaid amounts would be forgiven. Any part or all of such loans may be convertible into additional warrants at $0.75 per warrant (a maximum of 1,000,000 warrants if the full $750,000 is loaned and that amount is converted into warrants) of the post-business combination entity at the option of the lender. The warrants would be identical to the placement warrants.

6. COMMITMENTS & CONTINGENCIES

Registration Rights

Pursuant to a registration rights agreement entered into on February 12, 2015, the holders of the Founder Shares, as well as the holders of the placement units (and any underlying securities) and any warrants that may be issued upon conversion of working capital loans made to the Company by the Sponsor (“Loan Warrants”), are entitled to registration rights. The holders are entitled to make up to three demands, excluding short form registration demands. In addition, these holders will have “piggy-back” registration rights allowing them to include their securities in other registration statements filed by us. The Company will bear the costs and expenses of filing any such registration statements.

The Company has agreed that, as soon as practicable, but in no event later than 15 business days after the closing of the initial Business Combination, the Company will use their best efforts to file with the SEC a post-effective amendment to the registration statement for the Initial Public Offering, or a new registration statement, for the registration, under the Securities Act, of the shares of Common Stock issuable upon exercise of the Public Warrants, and the Company will use their best efforts to take such action as is necessary to register or qualify for sale, in those states in which the warrants were initially offered, the shares of Common Stock issuable upon exercise of the warrants, to the extent an exemption therefrom is not available.

Underwriting Agreement

The Company has granted the underwriters a 45-day option to purchase up to 1,500,000 additional Units to cover the overallotments at the Initial Public Offering price less the underwriting discounts and commissions.

The underwriters received an underwriting discount of two percent (2.0%) of the gross proceeds of the Initial Public Offering, excluding any amounts raised pursuant to the overallotment option. In addition, the underwriters will be entitled to a deferred fee of (i) five percent (5.0%) of the gross proceeds of the Initial Public Offering, excluding any amounts raised pursuant to the overallotment option, and (ii) seven percent (7.0%) of the gross proceeds of any Units sold in the Initial Public Offering pursuant to the overallotment option, payable in cash upon the closing of a Business Combination.

If no Business Combination is consummated within 18 months of the completion of the Initial Public Offering, the deferred underwriting fee will not be paid, and the amount of such fee will be available to fund the redemption of shares owned by the public stockholders. The $5,000,000 has been accrued in the accompanying balance sheet.

Deferred Legal Fees

The Company has committed to pay its attorneys a deferred legal fee of $125,000 upon the consummation of an initial Business Combination for services performed in connection with the Initial Public Offering. If no Business Combination is consummated within 18 months of the completion of the Initial Public Offering, the Company will only be obligated to pay $75,000 of such fees, and its attorneys have agreed to waive $50,000 of the $125,000 deferred legal fee. The entire $125,000 has been accrued in the accompanying balance sheet.

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FINTECH ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

7. STOCKHOLDER’S EQUITY

Preferred Stock — The Company is authorized to issue 5,000,000 shares of preferred stock with a par value of $0.001 per share in one or more series. At February 19, 2015, there were no preferred shares outstanding.

Common Stock — The Company is authorized to issue 25,000,000 shares of Common Stock with a par value of $0.001 per share. Holders of the Company’s Common Stock are entitled to one vote for each common share. At February 19, 2015, there were 5,201,161 shares of Common Stock issued and outstanding (excluding 9,032,172 shares of Common Stock subject to possible redemption), of which 500,000 Founder Shares are subject to forfeiture by certain Initial Stockholders to the extent that the underwriters’ over-allotment is not exercised in full, so that outstanding Founder Shares will represent 25% of the issued and outstanding shares after the consummation of the Initial Public Offering (see Note 5).

Public Warrants — Each warrant included in a Unit sold in the Initial Public Offering entitles the registered holder to purchase one share of Common Stock at a price of $12.00 per share, subject to adjustment as discussed below, at any time commencing on the later of one year from the completion of the Initial Public Offering or 30 days after the consummation of the initial Business Combination. The warrants will expire five years after the consummation of the initial Business Combination, at 5:00 p.m., New York time, or earlier upon failure to consummate a Business Combination within 18 months of completion of the Initial Public Offering (excluding any exercise of the underwriters’ overallotment option for the Initial Public Offering) or redemption of Common Stock or liquidation.

No warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the shares of Common Stock issuable upon exercise of the warrants and a current prospectus relating to such shares of Common Stock. Notwithstanding the foregoing, if a registration statement covering the shares of Common Stock issuable upon exercise of the public warrants has not been declared effective by the 60th business day following the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act. If cashless exercise is permitted, each holder of warrants exercising on a cashless basis would pay the exercise price by surrendering the warrants for that number of shares of Common Stock equal to the quotient obtained by dividing: (x) the product of the number of shares of Common Stock underlying the warrants, multiplied by the difference between the warrant exercise price and the “fair market value” by (y) the fair market value. For these purposes, fair market value will mean the volume weighted average price of Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the date that notice of exercise is received by the warrant agent from the holder of such warrants or securities broker or intermediary.

Once the warrants become exercisable, the Company may call the warrants for redemption:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

•	if, and only if, the reported last sale price of the Common Stock (or the closing bid price of Common Stock in the event shares of Common Stock are not traded on any specific day) equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to the warrant holders.

The Company will not redeem the warrants unless an effective registration statement covering the shares of Common Stock issuable upon exercise of the warrants is current and available throughout the 30-day redemption period.

The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of Common Stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. Accordingly, the warrants may expire worthless.

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FINTECH ACQUISITION CORP.

NOTES TO THE BALANCE SHEET

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, it will, upon exercise, be rounded down to the nearest whole number the number of shares of Common Stock to be issued to the warrant holder.

Placement Warrants and Loan Warrants — The Placement and Loan Warrants are identical to the Public Warrants, except that, if held by the Sponsor, Cantor Fitzgerald or their permitted assigns, they (a) may be exercised for cash or on a cashless basis; (b) are not subject to being called for redemption and (c) they (including the Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the consummation of an initial business combination. In addition, for as long as the Placement Warrants are held by Cantor Fitzgerald or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement for the Initial Public Offering.

The placement warrants and Loan Warrants will become worthless if an initial Business Combination is not consummated.

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